CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-9

DERIVED INFORMATION 10/24/2005

[$881,550,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$891,000,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-9

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Second Lien Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 11/01/05 cutoff date.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	537
Total Outstanding Loan Balance	$17,913,899*	Min	Max
Average Loan Current Balance	$33,359	$9,987	$154,602
Weighted Average Combined LTV	99.4%
Weighted Average Coupon	10.51%	7.00%	12.88%
Arm Weighted Average Coupon	0.00%
Fixed Weighted Average Coupon	10.51%
Weighted Average Margin	0.00%	0.00%	0.00%
Weighted Average FICO (Non-Zero)	644
Weighted Average Age (Months)	3
% First Liens	0.0%
% Second Liens	100.0%
% Arms	0.0%
% Fixed	100.0%
% of Loans with Mortgage Insurance	0.0%

*

Approximately [$17,950,000] of the total [$900,000,100] collateral will consist of second liens.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
6.51 - 7.00	1	49,069	0.3	7.00	99.8	775
7.51 - 8.00	1	61,269	0.3	7.75	100.0	713
8.01 - 8.50	5	86,469	0.5	8.25	99.0	601
8.51 - 9.00	10	413,483	2.3	8.89	99.7	681
9.01 - 9.50	34	1,436,176	8.0	9.36	99.4	670
9.51 - 10.00	100	3,848,467	21.5	9.89	98.7	659
10.01 - 10.50	135	4,830,995	27.0	10.40	99.8	636
10.51 - 11.00	60	2,550,304	14.2	10.81	99.8	651
11.01 - 11.50	125	3,103,522	17.3	11.35	99.5	629
11.51 - 12.00	27	758,801	4.2	11.79	99.1	621
12.01 - 12.50	36	704,496	3.9	12.43	99.7	591
12.51 - 13.00	3	70,847	0.4	12.81	99.3	620
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
526 - 550	1	54,559	0.3	10.00	50.9	543
551 - 575	8	144,578	0.8	12.43	100.0	575
576 - 600	142	2,264,692	12.6	11.50	99.9	585
601 - 625	113	3,517,589	19.6	10.43	99.7	614
626 - 650	117	4,341,226	24.2	10.57	99.6	638
651 - 675	87	3,780,549	21.1	10.32	99.3	662
676 - 700	46	2,582,018	14.4	10.26	99.4	685
701 - 725	13	770,715	4.3	9.66	100.0	717
726 - 750	6	233,210	1.3	10.50	99.5	732
751 - 775	4	224,764	1.3	8.99	100.0	766
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
<= 50,000	449	11,054,756	61.7	10.57	99.6	632
50,001 - 100,000	74	5,169,244	28.9	10.35	99.1	663
100,001 - 150,000	13	1,535,298	8.6	10.72	99.8	654
150,001 - 200,000	1	154,602	0.9	10.25	100.0	723
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Original CLTV (%)	Loans	Balance	Balance	%	%	FICO
50.01 - 55.00	1	54,559	0.3	10.00	50.9	543
85.01 - 90.00	4	135,648	0.8	10.71	89.5	659
90.01 - 95.00	26	845,111	4.7	10.45	94.5	659
95.01 - 100.00	506	16,878,581	94.2	10.52	99.9	643
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.0	320	8,315,599	46.4	10.75	99.7	633
1.0	10	561,775	3.1	10.79	99.7	665
2.0	153	6,935,057	38.7	10.33	99.7	655
3.0	53	2,029,369	11.3	10.13	97.6	643
5.0	1	72,099	0.4	9.80	100.0	664
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	365	9,532,243	53.2	10.49	99.6	625
Reduced	75	3,437,838	19.2	10.79	99.4	666
Stated Income / Stated Assets	97	4,943,818	27.6	10.37	99.1	665
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	535	17,832,477	99.5	10.51	99.5	644
Investor	2	81,423	0.5	11.46	94.9	674
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	75	5,359,720	29.9	10.42	99.1	663
Texas	77	1,743,993	9.7	10.68	99.8	626
Florida	38	1,245,900	7.0	10.13	99.7	646
Nevada	17	938,337	5.2	10.65	99.5	642
Arizona	19	701,004	3.9	10.03	99.2	632
Colorado	16	513,107	2.9	10.62	99.0	639
Washington	13	503,761	2.8	10.12	99.6	682
Indiana	27	495,573	2.8	10.84	100.0	614
Missouri	24	470,454	2.6	10.85	99.7	625
North Carolina	21	464,097	2.6	10.97	100.0	611
Georgia	17	430,898	2.4	11.16	99.6	614
Oregon	11	430,523	2.4	10.38	98.8	650
Virginia	16	406,740	2.3	10.60	99.2	620
Ohio	18	366,332	2.0	10.84	99.9	635
Michigan	20	366,314	2.0	10.88	99.7	613
Other	128	3,477,148	19.4	10.51	99.5	642
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	462	15,350,117	85.7	10.53	99.8	644
Refinance - Rate Term	14	412,153	2.3	10.27	97.9	643
Refinance - Cashout	61	2,151,629	12.0	10.45	97.0	639
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Fixed Balloon 30/15	233	10,916,570	60.9	10.45	99.6	658
Fixed Rate	304	6,997,330	39.1	10.62	99.3	622
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	487	15,607,698	87.1	10.55	99.5	641
Condo	24	911,632	5.1	10.23	99.3	658
PUD	16	813,384	4.5	10.14	99.0	658
3-4 Family	8	430,896	2.4	11.09	98.7	675
2 Family	2	150,290	0.8	9.40	100.0	683
Total:	537	17,913,899	100.0	10.51	99.4	644

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	CLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	537	17,913,899	100.0	10.51	99.4	644
Total:	537	17,913,899	100.0	10.51	99.4	644